UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                             KOREA EQUITY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:


          ----------------------------------------------------------------------

     (5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:


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     (3)  Filing Party:


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     (4)  Date Filed:


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

                             KOREA EQUITY FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                                 ---------------

                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
                                  May 21, 2003

                                 ---------------

TO THE SHAREHOLDERS OF
KOREA EQUITY FUND, INC.:

      Notice is hereby given that the 2003 Annual Meeting of Shareholders (the "Meeting") of Korea Equity Fund, Inc. (the "Fund") will be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, 26th Floor, New York, New York, on Wednesday, May 21, 2003, at 10:30 A.M. for the following purposes:

      (1)   To elect five Directors to serve for the ensuing year; and

      (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on March 3, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                        By Order of the Board of Directors


                                                 NEIL A. DANIELE
                                                    Secretary

New York, New York
Dated: March 20, 2003

                      [This Page intentionally left blank]

                                 PROXY STATEMENT

                             KOREA EQUITY FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                                 ---------------

                       2003 ANNUAL MEETING OF SHAREHOLDERS
                                  May 21, 2003

                                 ---------------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Korea Equity Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 2003 Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, 26th Floor, New York, New York, on Wednesday, May 21, 2003, at 10:30 A.M. The approximate mailing date of this Proxy Statement is March 21, 2003.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of five Directors.

      Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

      The Board of Directors has fixed the close of business on March 3, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of March 3, 2003, the Fund had outstanding 8,409,000 shares of Common Stock, par value $0.10 per share.

      The Board of Directors of the Fund knows of no business other than the election of five Directors which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                        PROPOSAL 1. ELECTION OF DIRECTORS

      At the Meeting the five Board of Directors nominees will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier resignation or removal. It is the intention of the persons named in the enclosed proxy to nominate and vote (unless such authority has been withheld in the proxy or properly revoked) in favor of the election of the following Board of Directors nominees: William G. Barker, Jr., Kazuhiko Hama, Chor Weng Tan, Arthur R. Taylor and John F. Wallace. The Board of Directors has one vacant seat owing to the death of a former director in September 2000. Shareholders cannot vote for a greater number of persons for Director than the five nominees named. Certain biographical and other information pertaining to the Board of Directors nominees is set forth in
Exhibit I to this Proxy Statement.

      The Board of Directors knows of no reason why any of the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. It is currently expected that any substitute nominee for a Director who is not an "interested person" of the Fund (within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act")) also will not be an "interested person."

      Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and a standing Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. Currently, Messrs. Barker, Tan and Taylor are members of these Committees. The principal responsibilities of the Audit Committee are described below. The principal purpose of the Nominating Committee is to select and nominate the Directors of the Fund. The Nominating Committee will consider nominees recommended by shareholders of the Fund. Shareholders should submit nominees to the Secretary of the Fund. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

      During the fiscal year ended October 31, 2002, the Board of Directors held six meetings, and the Audit Committee held two meetings and the Nominating Committee held one meeting. Each Director then in office attended at least 75% of the meetings of the Board of Directors held during the fiscal year and, if a member, of the total number of meetings of the Audit and Nominating Committees held during the period for which he served.

      Audit Committee Report. Pursuant to the Audit Committee Charter adopted by the Fund's Board of Directors on May 18, 2000, the Audit Committee's principal responsibilities are to: (i) recommend to the Board the selection, retention or termination of the Fund's independent accountants; (ii) review with the independent accountants the scope, performance and anticipated cost of their audit; (iii) discuss with the independent accountants certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit; (iv) ensure that the in dependent accountants submit on a periodic basis a formal written statement as to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund's independent accountants and recommend that the Board take appropriate action in response to this statement to satisfy itself of the independent accountants' independence; and (v) consider the comments of the independent accountants and management's responses thereto with respect to the quality and adequacy of the Fund's accounting and financial reporting policies and practices and internal controls.

      The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PWC"), the Fund's independent accountants, and discussed with PWC certain matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has considered whether the provision of non-audit services by PWC is compatible with maintaining the independence of those accountants. At its meeting held December 17, 2002, the Audit Committee reviewed and discussed the audit of the Fund's financial statements with Fund management and PWC. The Audit Committee discussed with PWC their independence and considered whether the provision of services by PWC to the Fund and to Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A.") and its affiliates was compatible with maintaining PWC's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2002 Annual Report to shareholders for the fiscal year ended October 31, 2002.

      Compliance with Section 16(a) of the Securities Exchange Act of 1934.
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and directors of the Fund and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership on Form 3, 4 and 5 with the Securities and Exchange Commission ("SEC"), and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

      Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except with respect to Mr. Chor Weng Tan who inadvertently made two late filings of Form 4 due to two purchase transactions.

      Interested Persons. The Fund considers two nominees, Messrs. Hama and Wallace, to be "interested persons" of the Fund within the meaning of Section 2(a) (19) of the Investment Company Act because of the positions they hold or have held with the Fund, NAM-U.S.A. and Nomura Asset Management Co., Ltd. ("NAM"), as applicable. Mr. Hama is President of the Fund, President and a Director of NAM-U.S.A. and a former Management Executive, Senior Officer and Director of NAM. Mr. Wallace is a former Vice President, Treasurer and Secretary of the Fund and a former Senior Vice President, Secretary, Treasurer and Director of NAM-U.S.A.

      Compensation of Directors. NAM-U.S.A. pays all compensation of all Directors of the Fund who are affiliated with NAM-U.S.A. or any of its affiliates. The Fund pays to each Director not affiliated with NAM-U.S.A. or any of its affiliates an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Such fees and expenses aggregated $41,675 for the fiscal year ended October 31, 2002.

      The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all U.S. registered investment companies managed by NAM-U.S.A. or advised by NAM:

                                             Aggregate           Pension or Retirement    Aggregate Compensation from
                                           Compensation       Benefit Accrued as Part of     Fund Complex Paid to
                                           from Fund For         Fund Expenses for its       Directors During the
                                       its Fiscal Year Ended       Fiscal Year Ended          Calendar Year Ended
    Name of Director                     October 31, 2002          October 31, 2002           December 31, 2002*
    ----------------                     ----------------          ----------------           ------------------
William G. Barker .....................        $8,000                     None                      $16,000
Kazuhiko Hama .........................            --                     None                           --
Chor Weng Tan .........................        $8,000                     None                      $16,000
Arthur R. Taylor ......................        $8,000                     None                      $16,000
John F. Wallace .......................        $7,000                     None                      $14,500

----------
* In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc. (formerly Japan OTC Equity Fund, Inc.). Because the funds in the Fund Complex do not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the Directors is provided as of December 31, 2002. In January 2002, Nomura Pacific Basin Fund, Inc. was liquidated.

      Officers of the Fund. Information pertaining to the officers of the Fund is set forth in Exhibit II to this Proxy Statement. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

      Stock Ownership. Set forth in Exhibit III to this Proxy Statement is the following information for each Board of Director nominee: (i) the number of shares of common stock of the Fund owned; (ii) the aggregate dollar range of equity securities in the Fund; and (iii) the aggregate dollar range of securities in all registered funds in the Fund Complex overseen by the Board of Directors nominee. Also set forth in Exhibit III is information for each Board of Director nominee and immediate family members relating to securities owned beneficially or of record in NAM-U.S.A., NAM, Nomura Asset Management Hong Kong Limited and Nomura Asset Management Singapore Limited ("NAM-Singapore"). As of March 3, 2003, the Directors and officers of the Fund as a group (nine persons) owned an aggregate of 3,700 shares of the Fund, representing less than 1% of the outstanding shares of the Fund. Mr. Hama, President of the Fund, and Mr. Haruguchi, a Vice President of the Fund, together own less than 1% of the shares of Nomura Holdings, Inc., the parent company of each of NAM-U.S.A., NAM, NAM-Singapore and NAM-Hong Kong.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The President and Fellows of Harvard College ("Harvard") has reported a 28.73% beneficial ownership of the Fund's Common Stock as of December 31, 2002. Harvard is located at 600 Atlantic Avenue, Boston, Massachusetts 02210. City of London Investment Group PLC ("City of London") has reported a 7.95% beneficial ownership of the Fund's common stock as of December 31, 2002. City of London is located at 10 Eastcheap, London EC3M 1LX, United Kingdom. To the knowledge of the management of the Fund, Harvard and City of London are the only beneficial owners of more than 5% of the Fund's outstanding shares.

                                                      Shares of Common Stock      Percentage of the Fund's
                                                       the Fund Beneficially       Common Stock Owned at
Name of Beneficial Owner                              Owned at March 3, 2003            March 3, 2003
------------------------                              ----------------------            -------------
The President and Fellows of Harvard College ........        2,415,601                      28.73%
City of London Investment Group PLC .................          668,200                       7.95%

                             ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

      The expense of preparation, printing and mailing of the enclosed form of proxy, this Proxy Statement and the accompanying Notice of Meeting will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained Georgeson Shareholder ("Georgeson"), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting for a fee of approximately $4,000, together with reimbursement of such firm's expenses. Georgeson is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker-dealers, telephonic communication with shareholders and broker dealers and monitoring of voting results.

Independent Accountant's Fees

      The following table sets forth the aggregate fees paid to PWC, independent accountants for the Fund, for the Fund's fiscal year ended October 31, 2002 for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to shareholders; (ii) financial information systems design and implementation services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund. For the Fund's fiscal year ended October 31, 2002, the independent accountants did not render any other audit-related services to the Fund, except as described under clauses (i) above. The Fund's Audit Committee has determined that the provision of non-audit services under clause
(iii) is compatible with maintaining the independence of the independent accountantsfrom the Fund. The independent accountants of the Fund are PWC. Representatives of PWC are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

                                           Audit Fees      Financial Information
                                           Charged to       Systems Design and         All
         Fund                               the Fund        Implementation Fees    Other Fees*    Fiscal Year End
         ----                               --------        -------------------    -----------    ---------------
Korea Equity Fund, Inc. ...............      $39,000                None             $92,905      October 31, 2002

----------
*     $15,500 of these other non-audit services relate to the Fund.

Voting Requirements

      The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. If, by the time scheduled for the Meeting, a quorum of the Fund's shareholders is not present, or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the Fund's shareholders. No additional notice will be provided to you in the event the Meeting is adjourned unless otherwise required by Maryland law.

      All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted FOR the election of the five Board of Directors nominees. The election of Directors (Item 1) requires a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted.

Broker Non-Votes and Abstentions

      The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients, as well as the Japan Securities Clearing Corporation ("JSCC") holding shares of the

Fund on behalf of its beneficial shareholders, will request the instructions of such customers, clients and beneficial shareholders, on how to vote their shares on the election of Directors. Under the rules of the New York Stock Exchange, the Boston Stock Exchange and the Osaka Securities Exchange, broker-dealers and the JSCC may, without instructions from such customers, clients and beneficial shareholders, grant authority to the proxies designated by the Fund to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm's or the JSCC's request for voting instructions.

      The shares as to which the proxies so designated are granted authority by broker-dealer firms and the JSCC to vote on the election of Directors, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors (Item 1).

Address of Manager, Investment Adviser and Investment Sub-Advisers

      The address of NAM-U.S.A. is 180 Maiden Lane, New York, New York 10038-4936. The address of NAM is 1-12-1 Chome, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan. The address of Nomura Asset Management Hong Kong Limited is 32nd Floor, Citibank Tower, Citibank Plaza, Hong Kong. The address of Nomura Asset Management Singapore Limited is 6 Battery Road, #40-02 Singapore 049909.

Annual Report Delivery

      The Fund sends annual and semi-annual reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual reports succeeding such annual report, if any, to shareholders upon request to the Fund at 180 Maiden Lane, New York, New York 10038-4936 (or call 1-800-833-0018).

Proposals of Shareholders

      Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by November 18, 2003. The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Fund by February 3, 2004. Written proposals with regard to the Fund should be sent to the Secretary of the Fund, 180 Maiden Lane, New York, New York 10038-4936.

                                            By Order of the Board of Directors


                                                     Neil A. Daniele
                                                        Secretary

New York, New York
Dated: March 20, 2003

                                                                       Exhibit I

              INFORMATION PERTAINING TO BOARD OF DIRECTORS NOMINEES

Certain biographical and other information relating to each Director nominee who is an "interested person," as defined in the Investment Company Act, of the Fund is set forth below:

                                                                                                                           Other
                                                   Term of                                               Number of         Public
                                                 Office and                                            Funds in the    Directorships
Name, Address and Age of   Position(s) Held       Length of              Principal Occupation(s)       Fund Complex     Held by the
    Director Nominee*       with the Fund        Time Served*            During Past Five Years          Overseen**       Director
------------------------   ----------------   -------------------  ---------------------------------   -------------   -------------
Kazuhiko Hama (56)***       President         President            President of the Fund since         2 registered    None
180 Maiden Lane             and Director      and Director         June 2001; President and            investment
New York, New York 10038                      since June 2001      Director of NAM-U.S.A. since        companies
                                                                   June 2001; Management Executive     consisting of
                                                                   of NAM from 2000 to June 2001;      2 portfolios
                                                                   Senior Officer of NAM from
                                                                   1999 to 2000; Director of NAM
                                                                   (formerly The Nomura Securities
                                                                   Investment Trust Management
                                                                   Co., Ltd.) from 1996 to 1998.

John F. Wallace (74)****   Director           Director since 1993  Vice President of the Fund from     2 registered    None
17 Rhoda Street                                                    1997 to 2000 and Secretary and      investment
West Hempstead,                                                    Treasurer of the Fund from 1993     companies
New York 11552                                                     to 1997; Senior Vice President of   consisting of
                                                                   NAM-U.S.A. from 1981 to 2000,       2 portfolios
                                                                   Secretary from 1976 to 2000,
                                                                   Treasurer from 1984 to 2000 and
                                                                   Director from 1986 to 2000.

----------
* Each nominee, if elected, will serve as a Director until the next Annual Meeting of Shareholders and until his successor is elected and qualified or until his earlier resignation or removal.
** In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc. (formerly Japan OTC Equity Fund, Inc.) at March 3, 2003.
*** Mr. Hama is a director and President of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser. Mr. Hama is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions as President of the Fund, and as President and Director of NAM-U.S.A. and former Management Executive, Senior Officer and Director of NAM.
**** Mr. Wallace is a director of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser. Mr. Wallace is an "interested person," as defined in the Investment Company Act, of the Fund based on the positions he has previously held with the Fund and NAM-U.S.A.

Certain biographical and other information relating to the nominees for Director who are not "interested persons," as defined in the Investment Company Act, of the Fund is set forth below:

                                                                                                                          Other
                                                                                                        Number of         Public
                                                Term of Office                                         Funds in the    Directorships
  Name, Address and Age of    Position(s) Held   and Length of         Principal Occupation(s)         Fund Complex    Held by the
     Director Nominee*          with the Fund    Time Served**         During Past Five Years           Overseen***       Director
---------------------------   ----------------  --------------  -------------------------------------  -------------   -------------
William G. Barker, Jr. (70)   Director          Director        Consultant to the television industry  2 registered    None
111 Parsonage Road                              since 1993      since 1991.                            investment
Greenwich, Connecticut                                                                                 companies
06830                                                                                                  consisting of
                                                                                                       2 portfolios

Chor Weng Tan (66)            Director          Director        Managing Director for Education,       2 registered    None
3 Park Avenue                                   since 1993      The American Society of Mechani-       investment
New York, New York                                              cal Engineering since 1991; Direc-     companies
10016                                                           tor of Tround International, Inc.      consisting of
                                                                from 1984 to 1997.                     2 portfolios

Arthur R. Taylor (67)         Director          Director        President of Muhlenberg College        2 registered    None
339 North Leh Street                            since 1993      from 1992 to 2002; Chairman of         investment
Allentown, Pennsylvania                                         Arthur R. Taylor & Co. (investment     companies
18104                                                           firm) since 1980.                      consisting of
                                                                                                       2 portfolios

----------
* Each nominee is a director of Japan Smaller Capitalization Fund, Inc. (formerly Japan OTC Equity Fund, Inc.) for which NAM-U.S.A. acts as manager and NAM acts as investment adviser, and each is a member of the Audit and Nominating Committees of Japan Smaller Capitalization Fund, Inc. and a member of the Audit and Nominating Committees of the Fund.
** Each nominee, if elected must serve as Director until the next Annual Meeting of Shareholders and until his successor is elected and qualified or until his earlier resignation or removal.
*** In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc. at March 3, 2003.

                                                                      Exhibit II

               INFORMATION PERTAINING TO THE OFFICERS OF THE FUND

Certain biographical and other information relating to the officers of the Fund is set forth below:

     Name, Address* and       Position(s) Held      Term of Office** and                      Principal Occupation(s)
      Age of Officers           with the Fund      Length of Time Served                       During Past Five Years
---------------------------   ----------------   -------------------------   -------------------------------------------------------
Kazuhiko Hama (56)             President and     President since 2001        President and Director of NAM-U.S.A. since June 2001;
                                 Director                                    Management Executive of NAM from 2000 to June 2001;
                                                                             Senior Officer of NAM from 1999 to 2000; Director of
                                                                             NAM (formerly The Nomura Securities Investment Trust
                                                                             Management Co., Ltd.) from 1996 to 1998.

Keisuke Haruguchi (52)         Vice President    Vice President since 1999   Senior Vice President and Director of NAM-U.S.A. since
                                                                             1999; Senior Manager of NAM from 1997 to 1998.

Kenneth L. Munt (56)           Vice President    Vice President since 2001   Senior Vice President and Secretary of NAM-U.S.A. since
                                                                             1999; Senior Vice President of Human Resources for
                                                                             Middlesex Mutual Assurance Company from 1996 to 1999.

Rita Chopra-Brathwaite (34)      Treasurer       Treasurer since 2002        Vice President of NAM-U.S.A. since 2001: Assistant Vice
                                                                             President of NAM-U.S.A. from 1999 to 2000. Senior
                                                                             Accounting Manager from 1997 to 1998.

Neil Daniele (42)                Secretary       Secretary since 2002        Senior Vice President of Nomura Asset Management U.S.A.
                                                                             Inc. since 2002; Vice President and Compliance Officer
                                                                             of Munich Re Capital Management Corp. from 2001 to
                                                                             2002; Vice President of AIG Global Investment Group,
                                                                             Inc. from 2000 to 2001; Compliance Officer of AIG
                                                                             Global Investment Corp. from 1996 to 2000.

----------
* The address of each officer listed above is 180 Maiden Lane, New York, New York 10038.
**    Elected by and serves at the pleasure of the Board of Directors.
*** In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc. (formerly Japan OTC Equity Fund, Inc.) at March 3, 2003.

                                                                     Exhibit III

                    INFORMATION PERTAINING TO STOCK OWNERSHIP
                         BY BOARD OF DIRECTORS NOMINEES

      Information relating to the share ownership by each Director nominee at March 3, 2003 is set forth below:

                                                                                       Aggregate Dollar Range of
                                   Shares of Common       Aggregate Dollar Range      Securities in All Registered
                                   Stock of the Fund       of Equity Securities         Funds in the Fund Complex
Name of Director Nominee          Beneficially Owned           in the Fund            Overseen by Director Nominee
------------------------          ------------------           -----------            ----------------------------
William G. Barker Jr. ..........          -0-                      None                           None
Kazuhiko Hama ..................          -0-                      None                           None
Chor Weng Tan ..................         2,500               $10,001-$50,000                 $10,001-$50,000
Arthur R. Taylor ...............          -0-                      None                           None
John F. Wallace ................         1,000                  $1-$10,000                     $1-$10,000

      None of the nominees for Director or his immediate family members owned beneficially or of record any class of securities of any of NAM-U.S.A., NAM, Nomura Asset Management Hong Kong Limited or Nomura Asset Management Singapore Limited at March 3, 2003.


                                      III-1

                             KOREA EQUITY FUND, INC.

                                 180 Maiden Lane
                         New York, New York 10038-4936

                                     PROXY

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Kazuhiko Hama and Neil A. Daniele as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Korea Equity Fund, Inc. (the "Fund") held of record by the undersigned on March 3, 2003 at the Annual Meeting of the Shareholders of the Fund to be held on May 21, 2003 or any adjournment thereof.

--------------------------------------------------------------------------------
         PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING
                             THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

____________________________________        ____________________________________

____________________________________        ____________________________________

____________________________________        ____________________________________

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                             KOREA EQUITY FUND, INC.
--------------------------------------------------------------------------------

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

Mark box at right if an address change or comment has been noted on the reverse side of this card. |_|

CONTROL NUMBER:

     Please be sure to sign and date this Proxy

                                         For                 For All
       THE BOARD OF DIRECTORS            All       With-    Nominees
         RECOMMENDS A VOTE             Nominees    hold      Except
        "FOR" ALL NOMINEES               |_|        |_|        |_|

1.    Election of Directors.

      William G. Barker, Jr.     Arthur R. Taylor
      Kazuhiko Hama              John F. Wallace
      Chor Weng Tan

      NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through the nominee(s)' name(s). Your shares will be voted for the remaining nominee(s).

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof.

                                                     ---------------------------
                                                     Date
--------------------------------------------------------------------------------



------------------ Shareholder sign here ----------- Co-owner sign here --------